EXHIBIT 23.1





                         INDEPENDENT AUDITORS' CONSENT







The Board of Directors
Imclone Systems Incorporated:

We consent to the use of our report incorporated herein by reference. Our report refers to a change in the method of revenue recognition for certain upfront non-refundable fees in 2000.



                                                        /s/ KPMG LLP
                                                        --------------
                                                        KPMG LLP


Princeton, New Jersey
August 27, 2001